EXHIBIT 10.2

WAIVER AND AGREEMENT

This WAIVER AND AGREEMENT, dated as of February 21, 2005 (this “Waiver”), made by BEAR STEARNS CORPORATE LENDING INC., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Revolving Credit Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Revolving Credit Collateral Agent”), and THE BANK OF NEW YORK, as collateral agent for the Term Loan Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Term Loan Collateral Agent” and together with the Administrative Agent and the Revolving Credit Collateral Agent, collectively, the “Agents”) and the Lenders (as defined in the Credit Agreement referred to below) listed on the signature pages hereof (the “Lenders”) in favor of TRICO MARINE ASSETS, INC., a Delaware corporation (“Trico Assets”), TRICO MARINE OPERATORS, INC., a Louisiana corporation (“Trico Operators”), TRICO MARINE SERVICES, INC., a Delaware corporation (the “Company”), TRICO MARINE INTERNATIONAL, INC., a Louisiana corporation (“TMI”), TRICO MARINE INTERNATIONAL HOLDINGS B.V., a Netherlands limited company (besloten vennootschap) (“TMIH”), TRICO SUPPLY AS, a Norway limited company (“Trico Supply”), and the other Subsidiaries of the Company listed on the signature pages hereof (together with the Company, Trico Assets, Trico Operators, TMI, TMIH and Trico Supply, collectively, the “Credit Parties”).

WHEREAS, the Credit Parties, the Lenders and the Agents are entering into that certain Credit Agreement, dated as the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Agents and the Lenders waive certain requirements of the Credit Agreement; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Credit Agreement and the Ancillary Collateral Documents, the Agents and the Lenders are willing to provide such waivers subject to the terms and conditions hereof;

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Waiver, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01.   Certain Definitions. All terms used herein which are defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Section 1.02.   Rules of Interpretation. The rules of interpretation specified in Section 1.2 of the Credit Agreement shall be applicable to this Waiver.

ARTICLE II
WAIVERS

Waivers. The Agents and the Lenders hereby waive the following requirements under the Credit Agreement:

(a)  Daily Cash Sweep. Waive the requirement that all funds deposited into the Blocked Accounts be swept daily to the Cash Collateral Account, which waiver may be revoked by the Majority Lenders at any time.

(b)  Lien Searches on Foreign Subs. Waive the requirement that the Administrative Agent receive the results of recent Lien searches on each of the jurisdictions where the Credit Parties are organized or where the Collateral is located (other than those jurisdictions located in the United States with respect to which this waiver is inapplicable), which waiver may be revoked by the Majority Lenders at any time.

(c)  Perfection of Liens re Certain Foreign Subs.

(i)  Waive the requirement that TMIH, Trico Supply (UK) Limited (“Trico Supply (UK)”), Albyn Marine Limited (“Albyn”), Servicos de Apoyo Maritimo de Mexico, S. de R.L. de C.V. (“Trico Mexico”), Trico Servicos Maritimos Ltda. (“Trico Brazil”), Trico Marine International, Ltd. (“Trico Cayman”) and Coastal Inland Marine Services Ltd. (“Trico Nigeria” and together with TMIH, Trico UK, Trico Albyn, Trico Mexico, Trico Brazil and Trico Cayman, collectively, the “Specified Credit Parties”) grant to the Collateral Agents security interests in and Liens on their respective property (other than Collateral Vessels), which waiver may be revoked by the Majority Lenders at any time.

(ii)  Waive the requirement that (A) in the case of each Specified Credit Party other than TMIH, the Collateral Agents receive a pledge of the Equity Interests in such Specified Credit Party and related certificates and opinions and (B) in the case of TMIH, the Credit Parties take such actions under the laws of the Netherlands to grant and perfect the security interest in the Equity Interest in TMIH and the Company’s rights under the TMIH Subordinated Loan Agreement; which waivers in clauses (A) and (B) may be revoked by the Majority Lenders at any time.

(iii)  Waive the requirement that the Administrative Agent receive Blocked Account Agreements for the Deposit Accounts of the Specified Credit Parties, which waiver may be revoked by the Majority Lenders at any time.

(d)  Charterer Acknowledgements on Mexican Vessels. Waive the requirement that the Administrative Agent receive a Charterer Acknowledgement for each Mexican Collateral Vessel; provided that the Credit Parties will, for each Mexican Collateral Vessel currently subject to charters, use their reasonable best efforts to obtain a Charterer Acknowledgement from the charterer for such Mexican Collateral Vessel and immediately deliver such Charterer Acknowledgement to the Administrative Agent upon receipt thereof.

(e)  Filing in Nigeria of Certain Collateral Vessel Mortgages. Waive the requirement that the applicable Collateral Agents receive perfected first preferred vessel mortgages, filed in Nigeria, on certain Collateral Vessels operated, flagged or registered in Nigeria (the “Nigerian Collateral Vessels”); provided that the Credit Parties will undertake to deliver to the applicable Collateral Agent a first preferred vessel mortgage on each Nigerian Collateral Vessel in Nigeria that is effective to create in favor of the applicable Collateral Agent, for the benefit of the Secured Parties, a perfected first priority mortgage Lien on such Nigerian Collateral Vessel, preferred (to the extent possible under applicable law), prior and superior in right to any other Person (other than Permitted Senior Liens), and subject to no other Liens (other than Permitted Collateral Vessel Liens), on or prior to the later of the 120th day after the Closing Date and the 120th day after the date on which such Nigerian Collateral Vessel becomes subject to the requirement that its mortgage must be filed in Nigeria at which time the foregoing waiver shall lapse.

(f)  Collateral Vessel Mortgages for Certain Brazilian-Flagged Vessels. Waive the requirement that the applicable Collateral Agents receive perfected first preferred vessel mortgages the following Collateral Vessels operated, flagged or registered in Brazil (the “Brazilian Collateral Vessels”): the Walker I, the Doce River, the Fernanda M, the Grande River, the Jesse O and the Red Fox; provided that, unless sold in accordance with the Credit Agreement, the Credit Parties will undertake to deliver to the applicable Collateral Agent a first preferred vessel mortgage on each Brazilian Collateral Vessel in Brazil that is effective to create in favor of the applicable Collateral Agent, for the benefit of the Secured Parties, a perfected first priority mortgage Lien on such Brazilian Collateral Vessel, preferred (to the extent possible under applicable law), prior and superior in right to any other Person (other than Permitted Senior Liens), and subject to no other Liens (other than Permitted Collateral Vessel Liens), on or prior to the 150th day after the Closing Date at which time the foregoing waiver shall lapse.

(g)  Mortgages on Certain Real Property. Waive the requirement that the Administrative Agent receive a first priority Mortgage on the real property owned by Trico Brazil that is located in Brazil, which waiver may be revoked by the Majority Lenders at any time.

(h)  Motor Vehicle Certification. Waive the requirement that all motor vehicles owned by the Credit Parties be titled, which waiver may be revoked by the Majority Lenders at any time.

(i)  Auto Insurance Certification. Waive the requirement that the Administrative Agent receive insurance certificates as to automobile liability insurance naming all Credit Parties as an insured party; provided that the Credit Parties will undertake to deliver such insurance certificates to the Administrative Agent on or prior to the 30th day after the Closing Date at which time the foregoing waiver shall lapse.

ARTICLE III
EFFECT OF WAIVERS.

Except as expressly set forth herein, each waiver set forth herein shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights or remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, in similar or different circumstances. The waivers herein shall apply and be effective only with respect to the matters expressly covered thereby.

ARTICLE IV
EFFECTIVE DATE.

This Waiver shall, unless an Event of Default has occurred and is continuing after giving effect to this Waiver, become effective as of the date first written above (the “Waiver Effective Date”) upon delivery to the Administrative Agent by the parties hereto of duly executed counterparts of this Waiver.

ARTICLE V
MISCELLANEOUS.

Section 5.01.   Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Waiver, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner and to the address, and deemed received as provided for in Section 12.2 of the Credit Agreement. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, respectively, be effective when deposited in the mails, telecopied, delivered to the cable company or courier, respectively, addressed as aforesaid; except that notices and other communications to the Agents shall not be effective until received by such entity.

Section 5.02.   Counterparts. This Waiver may be executed by one or more of the parties to this Waiver on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Waiver by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof.

Section 5.03.   Severability. Any provision of this Waiver that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 5.04.   GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW.

Section 5.05.   Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a)  submits for itself and its property in any legal action or proceeding relating to this Waiver or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b)  consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth or referenced in Section 12.2 of the Credit Agreement or at such other address of which the parties hereto shall have been notified pursuant thereto;

(d)  agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

Section 5.06.   WAIVERS OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS WAIVER.

Section 5.07.   Waivers; Amendment.

(a)  No failure or delay of the Agents in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents hereunder and of the Agents and the Lenders under the Credit Agreement or any other Credit Document, are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Waiver or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)  Neither this Waiver nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

[Remainder of page left blank intentionally; signatures follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered as of the date first written above.

TRICO MARINE ASSETS, INC.
as a Borrower and a Guarantor

By:    ______/s/ Thomas E. Fairley__________
Name:    Thomas E. Fairley
Title:

TRICO MARINE OPERATORS, INC.
as a Borrower and a Guarantor

By:    ______/s/ Thomas E. Fairley__________
Name:    Thomas E. Fairley
Title:

TRICO MARINE SERVICES, INC.
as a Guarantor

By:    ______/s/ Thomas E. Fairley__________
Name:    Thomas E. Fairley
Title:

COUNTERPART SIGNATURE PAGE TO THE WAIVER AND AGREEMENT

TRICO MARINE INTERNATIONAL, INC.

By:    ______/s/ Thomas E. Fairley__________
Name:    Thomas E. Fairley
Title:
:
TRICO MARINE INTERNATIONAL HOLDINGS B.V.

By:    ______/s/ Thomas E. Fairley__________
Name:    Thomas E. Fairley
Title:

TRICO SUPPLY AS

By:    ______/s/ Trevor Turbidy__________
Name:    Trevor Turbidy
Title:

TRICO SERVICOS MARITIMOS LTDA.

By:    ____/s/ Fernando R. Martins_______
Name:    Fernando R. Martins
Title:    General Manager

COUNTERPART SIGNATURE PAGE TO THE WAIVER AND AGREEMENT

SERVICOS DE APOYO MARITIMO DE MEXICO, S. DE R.L. DE C.V.

By:    ____/s/ Thomas E. Fairley_______
Name:    Thomas E. Fairley
Title:

COASTAL INLAND MARINE SERVICES LTD.

By:    ____/s/ Thomas E. Fairley_______
Name:    Thomas E. Fairley
Title:

TRICO MARINE INTERNATIONAL, LTD.

By:    ______/s/ Thomas E. Fairley__________
Name:    Thomas E. Fairley
Title:

COUNTERPART SIGNATURE PAGE TO THE WAIVER AND AGREEMENT

TRICO SUPPLY (UK) LIMITED

By:    ______/s/ Thomas E. Fairley__________
Name:    Thomas E. Fairley
Title:

ALBYN MARINE LIMITED

By:    ______/s/ A.J.R. May__________
Name:    A.J.R. May
Title:

COUNTERPART SIGNATURE PAGE TO THE WAIVER AND AGREEMENT

BEAR STEARNS CORPORATE LENDING INC.
as Administrative Agent and Revolving Credit Collateral Agent

By:    ______/s/ Victor Bulzacchelli__________
Name: Victor Bulzacchelli
Title: Vice President

BEAR STEARNS CORPORATE LENDING INC.
as Lender

By:    ______/s/ Victor Bulzacchelli__________
Name: Victor Bulzacchelli
Title: Vice President

COUNTERPART SIGNATURE PAGE TO THE WAIVER AND AGREEMENT

THE BANK OF NEW YORK
as Term Loan Collateral Agent

By:    __/s/ Francis B. Casanova, II____________________
Name: Francis B. Casanova, II
Title:     Vice President

COUNTERPART SIGNATURE PAGE TO THE WAIVER AND AGREEMENT

GREAT AMERICAN INSURANCE COMPANY

By: AMERICAN MONEY MANAGEMENT CORP.,
as Portfolio Manager

By:    __/s/ Rodger M. Miller_____________________
Name:     Rodger M. Miller
Title:    Executive Vice President

GREAT AMERICAN LIFE INSURANCE COMPANY

By: AMERICAN MONEY MANAGEMENT CORP.,
as Portfolio Manager

By:    __/s/ Rodger M. Miller_____________________
Name:     Rodger M. Miller
Title:    Executive Vice President

COUNTERPART SIGNATURE PAGE TO THE WAIVER AND AGREEMENT

TRS CALLISTO LLC

By:    ___/s/ John Pineiro___________________
Name:     John Pineiro
Title:     Director

COUNTERPART SIGNATURE PAGE TO THE WAIVER AND AGREEMENT

MARINER LDC

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By:    _/s/ Charles R. Howe, II_____________
Name:    Charles R. Howe, II
Title:    President

CASPIAN CAPITAL PARTNERS, L.P.

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By:_/s/ Charles R. Howe, II_____________
Name:    Charles R. Howe, II
Title:    President

MARINER OPPORTUNITIES FUND, L.P.

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By:    _/s/ Charles R. Howe, II_____________
Name:    Charles R. Howe, II
Title:    President

COUNTERPART SIGNATURE PAGE TO THE WAIVER AND AGREEMENT

CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM

By: HIGHLAND CAPITAL MANAGEMENT, L.P., as Authorized Representatives of the Board

By:    __/s/ David Lancelot______________
Name:    David Lancelot
Title:    Treasurer, Highland Capital Management, L.P.

COUNTERPART SIGNATURE PAGE TO THE WAIVER AND AGREEMENT

PUTNAM INVESTMENT MANAGEMENT, LLC,

on behalf of

Putnam High Yield Trust
Putnam High Yield Advantage Fund
Putnam Diversified Income Trust

By:    _____/s/ Michael E. Defao_________
Name:    Michael E. Defao
Title:    Senior Vice President